[LOGO OF METLIFE]

MetLife Insurance Company USA                                  Metropolitan Life Insurance Company
MetLife of CT Separate Account Eleven for Variable Annuities   Metropolitan Life Separate Account E

METLIFE ACCUMULATION ANNUITY
Supplement dated November 17, 2014, as revised March 23, 2015, to the prospectuses dated November 17, 2014

                        NEW CONTRACT PGR FEE RATE NOTICE

This notice provides the PGR Fee Rate for new purchasers of MetLife Accumulation Annuity variable annuity contracts issued based on applications signed and dated during the effective period referenced below. This notice should be read in its entirety and kept with the prospectus for future reference.

                               EFFECTIVE PERIOD:

                       NOVEMBER 17, 2014 TO APRIL 30, 2015

                                 PGR FEE RATE:

                                     1.15%

IN ORDER TO BE ISSUED A CONTRACT WITH THIS PGR FEE RATE, YOUR APPLICATION MUST BE SIGNED AND DATED ON OR PRIOR TO THE EFFECTIVE PERIOD END DATE ABOVE.

The PGR Fee Rate applicable to contracts issued based on applications signed and dated after the end of the effective period will be published in a new prospectus supplement filed on or about April 10, 2015. In order to get the PGR Fee Rate indicated in a prospectus supplement, your application must be signed and dated on or before the last day of the effective period noted in that supplement. Please speak with your registered representative if you have any questions.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                                                                   1.9862657.101